SECURITITES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20594


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                  June 30, 1998
                       -----------------------------------
                Date of Report (Date of earliest event reported)

                       United States Aircraft Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         0-9974                                           95-3518487
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(Commission File Number)                       (IRS Employer Identification No.)

3121 E. Greenway Rd. #201, Phoenix, AZ                         85032
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  (Address of principal executive offices)                   (Zip Code)

                                 (602) 765-0500
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               Registrant's telephone number, including area code


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant
----------------------------------------

Pursuant to the exchange agreement between United States Aircraft Corporation, Anthony Christopher, Albert C. Lundstrom, LEC & Associates, LLC, Eugene Johnson, Brad Peterson and A. Frederick Schaffer Jr. (the Exchange Agreement), and subject to shareholders approval, on June 30, 1998, Mr. Anthony Christopher and Mr. Albert C. Lundstrom acquired control of United States Aircraft Corporation (Company) through the acquisition of 1,371,600 and 614,000 shares of Class A Common stock, respectively. Consideration for the issuance of the Class A Common stock was provided in the form 5,885,250 shares of Neo Vision, Inc. an Arizona Corporation, common stock. For additional information on the acquisition of Neo Vision, Inc reference is made to Item 2 Acquisition or Disposition of Assets of this Form 8-K.

At June 30, 1998 Mr. Anthony Christopher and Mr. Albert C. Lundstrom own 13.8% and 6.2% respectively of the Class A Common Stock and 9.2% and 4.1% respectively of the outstanding voting common stock. Upon approval of the Exchange Agreement by the shareholders, Mr. Christopher and Mr. Lundstrom will own 44.8% and 16.8% of the outstanding New Common shares of the company.

On June 30, 1998, Anthony Christopher, Albert C. Lundstrom and Jack Eberenz were elected to the Company Board of Directors and the following executive officers were elected:

            Name                                       Position
            ----                                       --------

     Anthony Christopher                  Chairman of the Board of Directors

     Albert C. Lundstrom                  President and Chief Executive Officer

     Harry V. Eastlick                    Executive Vice President and Chief
                                          Operating and Financial Officer

     Jack Eberenz                         Executive Vice President and Secretary



Item 2. Acquisition or Disposition of Assets
--------------------------------------------

On June 30, 1998, the Company acquired all of the outstanding shares of Neo Vision, Inc. (NEO) pursuant to the exchange agreement, an Arizona Corporation, in exchange transaction between the company and the shareholders of NEO.

As of the date of the Exchange Agreement, Neo had authorized capital stock consisting of 25,000,000 shares of common stock, $.001 per value, of which, 6,250,000 shares were issued and outstanding and all of which are owned by the Sellers, free and clear of all claims, liens, charges and encumbrances. Upon approval of the Exchange Agreement by the Company's stockholders, the Company's name will be changed to Neo Vision Systems, Inc. a Delaware Corporation, and NEO will be operated as a separate subsidiary of the Company. NEO produces and markets a new application of high technology computers, communications and digital video using video walls to display advertising and similar media in high traffic locations in the form of 8 feet by 10 feet and larger screens, that have most recently been installed in the McCarran International Airport's new "D" Concourse in Las Vegas, Nevada.

The Company will prepare and file with the Securities and Exchange Commission ("SEC") a preliminary proxy statement and shall use its best efforts to have the SEC and any applicable state regulatory authorities declare effective, as soon as practicable, a final proxy statement / prospectus for a meeting of the Company's stockholders to approve the Exchange Agreement, and the following actions by the Company:

      (i) Approving the current Board of Directors, including three of the Sellers, Anthony Christopher, Albert C. Lundstrom, and Jack Eberenz.

      (ii) Authorization of a single new class of common stock ("New Common Stock"), $.001 par value per share, totaling 100,000,000 shares.

      (iii) Reclassification of the Company's currently outstanding Class A Common Stock into New Common Stock on the basis of 10 shares of the Class A Stock into one share of the New Common Stock.

      (iv) Reclassification of the Company's currently outstanding Class B Common Stock into New Common Stock on the basis of 13 shares of Class B Common Stock into one share of New Common Stock. (v) Authorization of preferred stock of the Company of 75,000,000 shares.

      (vi) Pursuant to the Exchange Agreement, up to 4,577,560 shares of New Common Stock which brings the Seller's interest to approximately 80%, will be issued to the Sellers in the ratio of shares of Class A Common Stock issued to the Sellers. The issuance of 3,500,000 shares of New Common Stock will automatically occur upon stockholder approval of the Exchange Agreement. The issuance of 1,077,560 shares of the New Common Stock will occur in increments and it is contingent upon the occurrence of certain events as detailed in the Exchange Agreement.

Concurrent with the initial closing of the Exchange Agreement, the Company issued options to acquire additional shares of the New Common Stock for $1.00 per share. 1,215,000 options were issued to certain Sellers as well as existing officers and directors of the Company.


Item 7. Financial Statements and Exhibits
-----------------------------------------

The following documents are filed as a part of this report:

(a)   Financial statements of business acquired.

         It is impracticable to provide the required financial statements at this time. Audited financial statements of Neo Vision, Inc. will be filed as soon as practicable.

(b)   Pro forma financial information

         It is impracticable to provide the required pro forma financial information at this time. Pro forma financial statements reflecting the acquisition of Neo Vision, Inc. will be filed as soon as practicable

(c)   Exhibits
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         2.1 - Exchange Agreement dated as of June 30, 1998, among United States
Aircraft  Corporation,   Anthony  Christopher,   Albert  C.  Lundstrom,   LEC  &
Associates, LLC, Eugene Johnson, Brad Peterson and A Frederick Schaffer, Jr.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         United States Aircraft Corporation
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                                                   (Registrant)


Date 7/15/98                             By  /s/ Harry V. Eastlick
    ------------                           --------------------------------
                                           Harry V. Eastlick, Executive Vice
                                           President and Chief Financial Officer